Guarantees, Engagements and Charges	12 Months Ended
Dec. 31, 2023
Guarantees, Contingent Liabilities, Engagements And Charges [Abstract]
Guarantees, Engagements and Charges
Note 29 - Guarantees, Engagements and Charges

A.	Engagements

(1)	Nasdaq IPO

During February 2023, the Company completed an Initial Public Offering of 14,000,000 ordinary shares at $18 per share, on the Nasdaq Global Select Market (the: “Nasdaq IPO”). Shortly after the Nasdaq IPO, the Company completed an additional allocation of 2,042,935 ordinary shares at a price of $18 per share, in accordance with an option granted to the Nasdaq IPO’s underwriters. Accordingly, the total amount raised through the Nasdaq IPO amounts to approximately USD 290 million dollars in total. Starting from the completion of the Nasdaq IPO as mentioned the Company is dual listed on the Tel Aviv Stock Exchange (“TASE”) and the Nasdaq Global Select Market.

(2)	Emek HaBacha wind energy project in Israel - full commercial operation

On March 27, 2022, the Company reported the receipt of the permanent production license and the commencement of commercial operation of Emek HaBacha wind energy project that includes 34 wind turbines with a total capacity of approximately 109MW.

The project’s production tariff in 2023 is approximately 37.82 Agorot (approximately 10.25 USD cent) per kWh, which is subsequently linked, once per year, to the Israeli consumer price index, in accordance with the terms of the arrangement which applies in the segment. The guaranteed tariff period is for 20 years since the receipt of the production license.

(3)	Ruach Beresheet wind energy project in Israel – commercial operation

On June 12, 2023, the Company announced the successful commissioning of the first wind turbine at Ruach Beresheet project, while on October 13, 2023, the project fulfilled the conditions for commercial operation of 34 out of 39 project’s turbines, comprising a generation capacity of 180MW and began selling electricity. 3 out of the remaining 5 turbines operated on January 6, 2024, while the remaining 2 turbines are expected to be operational after the completion of final tests, raising capacity to 207 MW.

(4)	Selac wind energy project in Kosovo - full commercial operation and completion the purchasing of the project company

On February 27, 2022, approval was received from the Energy Regulatory Office (ERO) in Kosovo, for the full commercial operation of all sections of the project. The approval constitutes final approval for the receipt of the full tariff, in respect of the 27 turbines in total, with a total capacity of 105MW.

Throughout the first 12 years of the project, the project’s revenues are guaranteed through a power purchase agreement at a fixed price, and subsequently, during the remainder of the operating period, the electricity will be sold on the merchant market.

On December 31, 2023, the Company completed purchasing the project company “SOWI Kosovo LTD” for an amount of EUR 6.5 million (approximately USD 7.2 million), following the purchase the Company increased the holding in shares of the project company to 60%.

(5)	Gecama wind energy project in Spain – full commercial operation and transactions of hedging the electricity price

On June 26, 2022, Gecama project with a total capacity of approximately 329MW (hereinafter: “the Project”) received approval from the Spanish authorities for the operation of the first part of the project, with a capacity of 182 MW. The operation of the turbines, and the sale of the produced electricity, began immediately, and increased gradually, until full commercial operation is reached on August 2022.

The Company hedges the electricity prices in a CFD (Contract for Difference) format. For 2023 the Company hedged approximately 55% of its electricity production at a weighted average price between EUR 76.09 MWh to EUR 86.63MWh.

For 2024 the Company hedge approximately 60% of its forecasted electricity production at a weighted average price of EUR 99.39 MWh.

(6)	Picasso wind energy project in Sweden - full commercial operation

The Picasso project which is a wind energy project in Sweden and includes 27 wind turbines with a total capacity of approximately 116 MW, completed the connection of all of the turbines to the power grid in June 2021, and has been producing electricity in full commercial operation.

Signing of transaction to hedge the price of electricity

On September 19, 2021, the project company completed the signing of a transaction to hedge the electricity prices in the project vis-à-vis a leading European energy infrastructure company. The hedge transaction is implemented in a contract for difference (CFD) format, in respect of the quantity of electricity which, according to estimates, will constitute another approximately 31% of its total electricity production, in a manner which will set the total quantity hedged under contracts in the facility, until the end of 2022, at approximately 81%. The hedge transaction was executed at a weighted price of EUR 63 MWh, throughout the agreement period. As part of the hedge transaction, the Company provided a parent company guarantee to secure payment up to a total of EUR 1 million, out of the project company’s liabilities in the transaction.

On December 7, 2023, the project company has entered into an additional agreement for hedging the price of electricity produced in the project in which during 2024 the 50% of the production of the electricity which is not subject to PPA.

(7)	Bjornberget wind energy project in Sweden – update of the PPA agreement and commercial operation

On June 19, 2022, an update was signed with respect to the terms of the PPA agreement for Björnberget project with a total capacity of approximately 372MW, and which was originally signed in December 2020, vis-à-vis a Tier 1 corporation, to increase the price of the electricity which will be sold under the PPA, and to increase the proportion of sold electricity out of the project’s total production, as specified below:

1.	The price of the electricity which will be sold under the agreement was increased by 22% throughout the entire period of the agreement (10 years).

2.
The amount of electricity sold under the PPA during years 1-5 was increased to a rate of 70% of the total electricity which will be produced in the project, as compared with 50% in the original agreement.

3.	During years 6-10 the scope of electricity will be sold 50% of production as initially signed, but the 22% price increase will apply, as stated above, to those years as well.

The remaining produced electricity is expected to be sold in the Nordic power market.

On October 2, 2022, the project was connected to the local power grid, and commercial operation and sale of electricity in the Nordic power market began gradually.

(8)	Pupin wind project in Serbia – Acquiring the full rights of the project and CFD agreement

Purchasing the full rights in the project

During the year the Company acquired the full rights in Pupin, wind project in Serbia with capacity of 94 MW and now owns 100% of the project after the completion of the acquisition.

Contract for differences (“CFD”) agreement

On October 2, 2023, the Company announced that following a tender process, it has been awarded a 15-year inflation-linked Contract for Differences for the Company’s Pupin wind farm in Serbia. The arrangement will be structured through a CFD mechanism in which the state-owned utility Elektroprivreda Srbije will secure a base rate of EUR 68.88 per MWh for 72% of the project’s output linked to Eurostat's Consumer Price Index. The remainder of the electricity produced will be sold on a merchant basis.

(9)	Raaba ACDC PV project in Hungary - Commercial operation

On August 2023, Raaba ACDC has achieved commercial operation. All the energy generated by the project will be sold under a PPA linked to the consumer price index for 15 years.

(10)	Purchase of solar and wind portfolio in Croatia

On July 3, 2022, the Company signed an agreement for the joint purchase and development of a portfolio of projects for the production of electricity from renewable energy sources in Croatia, which are in various stages, with an aggregate capacity of approximately 525MW (hereinafter: the “Portfolio” or the “Projects”), as specified below.

The portfolio is comprised of five projects in Croatia which are held through dedicated project companies, four of which are solar,in a cumulative scope of 386MW, and a wind project in a cumulative scope of 139 MW.

On July 10, 2022, the Company closed the transaction for the acquisition of the portfolio, and thereby completed the first milestone in the transaction. The entire stake was transferred to Enlight upon the payment of the first milestone, and against the provision of a company guarantee to secure the following milestones. The amount which was paid on that date for the shares, with respect to the first milestone, constitutes an immaterial part of the total consideration, and is an amount which is immaterial to the Company. Most of the consideration will be paid upon the completion of development, and obtaining all of the permits for RTB, thereby creating limited exposure for the Company in the initial stages.

(11)	Series of PV projects integrated with storage in Israel – commercial operation and financial closing

Following the announcements on winning in tenders 1 and 2 for establishments facilities for the production of electricity using photovoltaic technology with integrated storage capacity with cumulative capacity of 248MW and 474MWh of storage, on August 2, 2023 (hereinafter: “Solar + Storage Cluster”), the project “Sde Nitzan” with a total capacity of 23MW solar and 40MWh storage, commenced commercial operation and started generating electricity. In addition, on September 11, 2023, the project “Arad Valley 1” with a total capacity of 17MW solar and 31MWh storage, commenced commercial operation and started generating electricity too.

On November 29, 2023, Enlight Financing LP, a wholly owned limited partnership by the Company, entered into a definitive construction facility agreement with Bank Hapoalim. The facility totaling USD 211 million will be used to finance the construction of the Solar + Storage Cluster, whose total cost is expected to be USD 290 million. The Solar + Storage Financing has a 20-year amortization period and a 6-year mini-perm term, with an interest rate of 2.4% to 2.9% above Israeli nominal government bond yields.

(12)	A. Decision of the Electricity Authority in Israel regarding the regulation of the market model for production and storage facilities connected to the distribution grid

On September 7, 2022, the Electricity Authority published decision no. 63704 - “market model for production and storage facilities which are connected to or integrated into the distribution grid” (hereinafter: the “Decision”). This decision regulates the activity of production and storage facilities which are connected to or integrated into the distribution grid, and particularly the possibility for those facilities to sell electricity directly to holders of supply licenses (hereinafter: “private suppliers”). The decision also updates the regulation of the activity involving the sale of electricity to consumers through private suppliers. The arrangement will enter into effect on January 1, 2023, except for the possibility to attribute production facilities to private suppliers, which will enter into effect on January 1, 2024. Until the date when this possibility enters into effect, facilities which operate under the arrangement will be associated to a default supplier (the regional electricity distributor).

B. Enlight to supply renewable energy to Amdocs and Applied materials Israel

With continuance to the decision of the Electricity Authority in Israel regarding the regulation of the market model for production and storage facilities connected to the distribution grid, the Company has entered into a corporate power purchase agreement (hereinafter: “PPA”) with Amdocs Israel and Applied Materials Israel.

The PPA with Amdocs, which extends for 12 years, is expected to account for 100% of the energy consumption at Amdocs’ new innovative campus “Amdocs Park,”. The PPA with Applied Materials Israel extends for 15 years and will supply renewable energy to its Israeli operations, the agreement comes with an option to increase consumption volumes based on Applied Material Israel’s needs.

The electricity, which will be sold at a competitive price, will be sourced from Enlight’s solar and storage facilities (Solar + Storage Cluster).

(15)	Joint Venture with Electra Power for supplying clean energy directly to residential customers in Israel

On September 6, 2023, the Company and Electra Power announced on execution of a memorandum of understanding (hereinafter: “MOU”), outlining the formation of a joint venture to market and supply clean energy to residential consumers and small businesses in Israel.

As per the MOU, Electra Power will hold a 65% stake in the joint venture, with Enlight owning the remaining 35%. The JV will be jointly managed by both companies. Enlight will also have the option to increase its ownership by an additional 5%, contingent upon achieving certain future investment objectives. The parties have also committed to a minimum of renewable energy generation volume that each will contribute to marketing to the JV’s clients. The establishment of the partnership is subject to completion of definitive agreements and regulatory approval from the Israel Competition Authority.

On March 6, 2024, the joint venture agreement with Electra power was completed and signed by both parties.

(16)	Apex PV project in the USA – financial closing and full commercial operation

Apex is a PV project for the production of electricity, with a generation capacity of approximately 105MW (DC) located in Beaverhead County, Montana, USA. On August 4, 2023, the Project commenced commercial operation. The Project is contracted in a power purchase agreement (PPA) for a period of 20 years, Following the end of PPA term the project generated capacity will be offered on wholesale merchant market.

On September 11, 2022, the Company finalized financing of the project. The financing is implemented in two stages: financing for the construction period in an amount of approximately USD 116 million with an interest rate of 0.6%-1% over the base interest rate (SOFR), that was repaid at the end of the construction period through long term funding for the operating period. The long term financing provided by Huntington Bank. Net financing facility amounted to approximately USD 127 million, over a term of 25 years commencing on project’s commercial operation date, in a sale-lease back structure, inclusive of assignment of project tax benefits to the bank. The deal structure includes sale of project equipment to the bank at market value, and leasing it back in exchange of predetermined lease installments during the operating period. The Company has an early buy out option which was agreed in the sale-lease agreement.

Below are the main terms of the agreement:

Agreement term - 6-25 years, depends on the exercise of the company’s early buyout (EBO) option, as agreed in the sale-lease agreement.
Repayments - Semi-annual, based on a DSCR of 1.2.
Main events signifying a demand for immediate repayment - In case of severe breaches which were specified, primarily including a breach of material representations or undertakings, insolvency, a fundamental breach, or cancellation of one of the material project documents.
Main collateral - According to the standard conditions in sale-leaseback transactions, including cash flow rights, land rights, insurance policies, collateral from the project contractors, etc.
A limited company guarantee will also be provided to cover the project’s routine operating expenses and to secure the amount of the tax credit.

(17)	Atrisco PV project in the United States – financial closing and power purchase agreements

On July 7, 2022, the Company through its subsidiary Clēnera Holdings LLC, reached an agreement to amend power purchase and energy storage with utility in the State of New Mexico. The amendment increased the price of generated electricity and energy storage which will be produced by Atrisco solar project. Regulatory approval was also given for the amendment, and it thereby entered into effect.

The above amendment provides an increase of approximately 24% and 26% to power purchase price and energy storage payments respectively. The amendment also included an increase in the guarantees to a local utility – Public Company of New Mexico following the increase in the expected revenue.

During the first 20 years the electricity will be sold under the PPA, and in the subsequent years, the electricity will be sold under market (merchant) conditions.

On September 18, 2022, amendment was signed to duble the project’s storage component, from 600MWh to 1,200MWh. The amendment received regulatory approval and included an increase in guarantees provided to the Public Company of New Mexico, following the increase in the expected revenue.

During December 2023, the Company has entered into a definitive construction facility agreement with a consortium of lenders led by HSBC Securities (USA) Inc. The facility totaling $300 million will be used to finance the construction of Atrisco Solar, with total expected cost of $395 million. The financing is comprised of $107 million term loan and tax equity financing of $198 million provided by Bank of America, N.A. Both loans will be refinanced at project’s COD. The term loan is structured as a 5-year mini term with a 23-year underlying amortization profile and is subject to an interest rate range of 5.4%-5.9%.

(18)	Co Bar Solar PV project in the United States - Power purchase agreements

On September 22, 2021, and on July 31, 2023, the Company through a dedicated project company held by Clēnera, has completed signing of a fixed price power purchase agreement for a period of 20 years in respect to power generation and purchase of Co Bar Solar project with Salt River Project utility (“SRP”). SRP is contracted for nearly 800 MW (AC) – 1,000 MW (DC), or 1 gigawatt (GW) – of project generated capacity.

On August 30, 2023, the Company signed on an additional power purchase agreement with Arizona Public Services (APS), for 258 MW of solar and 824 MWh of battery storage.

(19)	Coggon Solar PV project in the United States - Obtaining all of the approvals for the construction

On January 26, 2022, the Company through a dedicated project company held by Clēnera, obtained all of the approvals for the commencement of construction (“RTB”, Ready to Build) in respect of the Coggon Solar project, including interconnection to the transmission grid, as well as a power purchase agreement in respect of all of the electricity which will be produced in the project, over a period of 20 years, at a fixed price.

The project, which is held 100% by Clēnera, is located in Iowa, USA, and is expected to produce electricity using photovoltaic technology with a capacity of approximately 120MW.

The Company is promoting an arrangement for the receipt of project finance in respect of the project, at a scope of approximately 75%-80% of the total investment cost, including the potential use of a tax partner (tax equity), and is currently conducting negotiations with several creditors for this purpose.

(20)	Purchase of an additional solar and energy storage portfolio in the United States

On December 30, 2022, the American subsidiary Clenera Holdings LLC signed a binding agreement for the purchase of the entire stake in a portfolio of projects for the production and storage of electricity from renewable energy sources in the United States, in various stages of development, with an estimated aggregate capacity of approximately 1.3GW, and approximately 4.1GWh of storage. The portfolio is comprised of three large projects which are located in two states, and some nearby existing projects of the Company which are under development. The projects are held through dedicated project companies, and the entire stake therein will be transferred to the Company upon the signing of the transaction.

The transaction outline is comprised of an initial payment in the amount of approximately USD 51 million and a success-based payment in a cumulative scope of up to USD 52 million, depending on the completion of the development of the projects and, on all matters related to the project Co Bar, on the receipt of “Community Energy” status.

(21)	Country Acers PV project in the United States - power purchase agreements

On November 20, 2023, the Company through the American subsidiary Clenera Holdings LLC has entered into certain agreements in connection with a new project under development located in Placer County, California. The project is expected to have an installed capacity of 392 MW (DC) or 344MW (AC) of solar energy and 688 MWh of energy storage.

The agreements include power purchase agreement and interconnection agreement with the Sacramento Municipal Utility District (“SMUD”), a municipal electric utility serving Sacramento County and parts of Placer County, California. Under the PPA, Country Acres will sell the solar energy produced by the facility for a 30-year term and energy storage for a 20-year term. In addition to the executed PPA, Country Acres Solar LLC has also entered into an interconnection agreement with SMUD.

(22)	Selling of projects

During 2023 the Company sold three projects for a total amount of USD 17.9 million.

Two operated PV projects in Israel, “Dorot” and “Talmei Yafe” with a total capacity of 14MW and 11MW respectively, part of the group “Sunlight 1”, were sold to its partner for an amount of approximately USD 5.6 million (NIS 20.9 million).

PV project in the United Stated with a total capacity of 60MW which was under development, was sold to an American investment fund for a total amount of USD 12.3 million.

The capital gain from the above projects sales is included in other income in the consolidated statement of income.

B.	Bank guarantees which were issued by the Company:

(1)
For the United States projects, as of December 31, 2023, the Company provided performance guarantees in the total amount of USD 236.6 million of which USD 121.8 million were issued during 2023. Financial guarantees were provided in the total amount of USD 69.3 million of which USD 8.5 million were guarantees issued during 2023. During the first quarter of 2024, two guarantees in a total amount of USD 80 million, were released, following Atrisco PV project financial closing in December 2023.

(2)
During the first quarter of 2024, two guarantees were provided for the Roadrunner Project in USA in the total amount of USD 17.6 million and two additional guarantees were provided for the Quail Ranch Project in the total amount of USD 8 million.

(3)	As part of the lease agreements in respect of the projects Halutziot, Kramim-Enlight, and Kidmat Zvi, bank guarantees were provided in the amount of approximately NIS 2.2 million, indexed to the CPI.

(4)
In 2020, the company won the tender for electricity production with a total power of 48MW. As part of the tender, the company provided a performance guarantee in the amount of NIS 28.8 million, which its expiration date has been extended during 2023, and should be expired by the end of 2024.

(5)
In 2020, the Company won the second tender for electricity production with a total power of 82MW. As part of the tender, the Company provided a performance guarantee in the amount of NIS 49.2 million, which its expiration date has been extended during 2023, and should be expired during 2025.

(6)
During 2021, and in accordance with covenant 220D, which was determined by the Electricity Authority, and further to the Company’s winning of a competitive process for dual-use facilities, the Company provided a guarantee in the amount of NIS 4.5 million which should be expired during 2025.

(7)
As part of the electricity sector reform in Israel, the provision segment was opened to competition - and the Authority published regulations allowing electricity producers to buy and sell electricity directly to consumers. In order to engage with electricity consumers, the Company is required to receive a provider license from the Electricity Authority. In order to fulfill the license conditions, the Company provided a guarantee in the amount of NIS 2 million. In addition, as the license holders, during 2023 the Company signed a contract with several consumers and for that purpose provided a financial guarantee in a total amount of NIS 38 million to the System Administrator – Noga.

(8)
For Pupin project in Serbia, the company provided in 2023, a performance bank guarantee in the amount of EUR 4.08 million, and two financial guarantees in the amount of approximately RSD 19.2 million which were signed in January 2024.

(9)
During the second quarter of 2022, for the grid connection of the project Haro Solar 3 S.L., the Company provided guarantees in the total amount of EUR 3.9 million and during 2023 the Company provided additional guarantees in the total amount of EUR 4.6 million.

(10)	For the grid connection of the project Gecama-Hybrid, during 2022 the Company provided guarantees in the total amount of EUR 7 million.

(11)	The company provided in 2020, a bank guarantee in the amount of approximately SEK 17.28 million, as part of the financing agreement for Picasso project in Sweden, which was signed in December 2019.

(12)	As part of a government decree for grid connection in the Raaba Flow project, the company provided performance guarantee in the amount of HUF 325 million which should be expired during 2025.

C.	Bank guarantees which were issued by consolidated entities:

(1)
As part of the receipt of a conditional license for Emek HaBacha project, in 2018, the Company provided a guarantee in the amount of approximately NIS 2 million to the Electricity Authority, which was replaced with a permanent license guarantee in the total amount of 1.7 million during the second quarter of 2022. In 2021, the Company provided a guarantee in the amount of NIS 3.9 million towards the Israel Land Administration, in respect of works at Elrom. The guarantee amounts are indexed to the CPI.

(2)
Within the framework of the lease agreements for Emek HaBacha project, beginning in 2017 and as of the end of 2023, the project provided bank guarantees for leases from the townships in the total amount of approximately NIS 4.27 million, indexed to the CPI.

(3)
As part of receiving a permanent license for Ruach Beresheet wind project, in 2023, the project provided a guarantee in the amount of approximately NIS 3.9 million (indexed to the CPI) to the Electricity Authority.

(4)	In connection with the lease agreements for the projects Mivtachim and Talmei Bilu, guarantees were provided in the total amount of approximately NIS 2.9 million.

(5)	For the Haluziot project, in 2021, for the receipt of a permanent license, a guarantee was provided to the Electricity Authority in the amount of approximately NIS 1 million.
D.	Parent company guarantees:

In the Group’s ordinary course of business, the Group provides, from time to time, guarantees to back and secure various undertakings, including to secure undertakings by virtue of financing agreements in respect of projects, guarantees to secure undertakings in respect of tenders for renewable energy projects, guarantees towards statutory authorities in respect of projects, etc.

Presented below are details regarding the significant guarantees which the Company provided:

A.	As part of acquiring the renewable energy company Clēnera in the United States, guarantees were given to secure the Company’s undertakings towards the entrepreneurs.

B.
Guarantee in connection with the purchase of an additional solar and energy storage portfolio in the United States on December 30, 2022 (“the Tranche III Projects”) in favor of Parasol Renewable Energy Holdings LLC (“PREH”) up to a total of USD 54 million and will be reduced by earn out paid in the future in connection with the Tranche III projects.

C.
Parent guarantee in connection with Tax Equity for Apex in favor of CLI-HBAN Solar Trust (Huntington Bank). This guaranty would become effective only if (1) the Apex project company failed to perform its obligations and (2) Clenera Holdings failed to pay the obligations under its guarantee. This guarantee covers (a) failures of Clenera under its Sponsor Guaranty Agreement, (b) Clenera tax indemnity obligations and (c) Clenera obligations under the Participation Agreement.

D.	The following parental guarantees were issued with respect to Atrisco project:

a.	The following parental guarantees are related to tax equity and construction financing of the project:

i)
Guarantee in connection with Tax Equity for Atrisco in favor of Bank of America dated November 17, 2023 (Atrisco PV). The indemnity was given to secure the obligations of the Class B Member, In accordance with Section 6.02 of the ECCA (breach of representation or warranty, among other things) and Section 9.01 of the LLCA (breach of representation or warranty, fraud, failure to maintain Reactive Power Capability, among other things) and all obligations of Class B Member under Section 12.03(b) of the LLCA (Class B deficit balance contribution obligation on liquidation).

ii)
Guarantee in favor of HSBC dated December 13, 2023 in connection with debt for Atrisco PV. this guarantee applies if there is a customs (import) delay with regard to modules was given to secure the Atrisco Project Company's obligations under the Financing Agreement with respect to (1) Merchant Tail prepayment; (2) Module Testing prepayment; (3) Reactive Power indemnity; and (4) Reactive Power prepayment.

iii)
Cash Diversion Guaranty delivered by Clenera Holdings in favor of HSBC, dated December 13, 2023 (Atrisco PV - debt). This guaranty applies if on each Scheduled Debt Service Payment Date on or after the Term Conversion Date, the lesser of (a) any Debt Service Payment Shortfall on such date and (b) the sum of (i) the amount of cash diverted to Class A Members sa a result of an indemnity claim under the TE Holdco LLC Agreement and (ii) the amount of cash diverted to the funding of Member Loans by the Back-Leverage Borrower under the TE Holdco LLC Agreement.

b.
Two Equity Commitment Letters dated December 28, 2023 (SPA) given in favor of Tesla, Inc., (SPA & SPA 2) to secure payment obligations of Atrisco Energy Storage LLC under Sale and Purchase Agreement for purchase of batteries for the Atrisco ESS project in an aggregated amount of approximately 350,000,000 USD.

c.
General Agreement of Indemnity (Demand LC) made by Enlight Renewable Energy LLC and Clenera Holdings, LLC in connection with Surety Bond issued by Euler Hermes in favor of Public Service Company of New Mexico, dated May 24, 2023. This Financial security provides Indemnifies Surety from and against losses pursuant to Bond issued by Surety.

E.
A Letter of Indemnity dated April 24, 2023, was given by the Company in favor of Israel Discount Bank Ltd., in connection with the Counter Standby L/C issued in f/o Salt River Project Agricultural Improvement and Power District. The purpose of this Letter of Indemnity is to provide financial security to backstop withdrawals under the standby LC (as related to PPA between Co Bar Solar D LLC and Salt River Project Agricultural Improvement and Power District (April 21, 2023)) up to 20 million USD.

F.	The Company issued several guarantees in the amount of approximately EUR 9 million to the turbine provider and to the EPC contractor associated with the Gecama project in Spain.

G.	As part of the signing of the financing agreement with Bank Hapoalim, for financing 11 PV & storage projects in Israel, the Company has provided on November 29, 2023 the following guarantees:

a.	Guarantee in connection with all obligations and liabilities of Enlight – Finance, Limited Partnership (the Borrower) under the SFA.

b.
Guarantee in connection with all obligations and liabilities of the Company's Private Supplier (Enlight – Iris, Limited Partnership) towards each of the Project Entities under each Private Supplier Agreement.

H.
As part of its activity as a power supplier in the Israeli market, the Company provides from time to time guarantees to secure the Company's Private Power Supplier (Enlight - Iris, Limited Partnership) obligations towards commercial customers and project entities (power producers).

I.	Guarantee of up to USD 23.6 million in connection with batteries and solar modules supply agreements for PV & storage projects in Israel.